UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 10, 2008

DOMINION MINERALS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-52696 (Commission File Number)	22-3091075 (IRS Employer Identification #)
410 Park Avenue, 15th Floor, New York, NY 10022 (Address of Principal Executive Office)

(212) 231-8171

(Registrant’s telephone number, including area code)

N/A

 (Former name, former address and former fiscal year, if changed since last report)

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement.

On March 10, 2008, Dominion Minerals Corp. (“Company”) entered into a Loan Agreement (“Agreement”) with Balstone Investments Ltd., a company organized under the laws of the British Virgin Islands (“Balstone”), and Pinchas Althaus, the Company’s President, Chief Executive Officer and one of its directors.

Pursuant to the Agreement:

•

Balstone loaned the Company $1,650,000 (USD).

•

The principal of the loan, together with accrued interest thereon at the rate of 3-monthly LIBOR plus 1%, is due on or before September 11, 2008.

•

Mr. Althaus has personally guaranteed payment of the loan and has given Balstone security interest in all of the stock of the Company owned by him to secure payment of the loan.

The Company and Balstone have been in extensive negotiations for several months with respect to a material equity capital investment by Balstone in the Company.  Although they have reached a mutual understanding on substantially all the material terms of the proposed investment, there are some pending items to resolve before the transaction can be completed.  Accordingly, they entered into the Agreement under which Balstone has advanced the funds needed by the Company to make the payments required under its agreement with Bellhaven Copper & Gold, Inc. (“Bellhaven”) to acquire a majority interest in Bellhaven’s subsidiary, Cuprum Resources Corp. (“Cuprum”), the holder of a mineral concession on a copper prospect in Panama, and for operating expenses of the Company.  From the proceeds of the loan, the Company: (i) paid the $500,000 to Bellhaven which became due to Bellhaven on March 6, 2008; and (ii) paid $548,000 as the balance due on the $2,000,000 exploration work required to be paid for on the Panamanian prospect by March 5, 2008.  The balance of the loan proceeds will be used for operating expenses by the Company.

If Balstone completes the proposed equity investment in the Company, the loan will be repaid by credit to Balstone on the equity investment or from the proceeds thereof.  If the equity investment is not completed by Balstone, the Company will have to attempt to acquire additional capital from another source to repay the Balstone loan and to finance its operations and programs.  The Company does not presently have any set arrangements under which such additional capital can be obtained; and there is no assurance that:  (i) Balstone will complete the proposed equity investment; or (ii) any other capital will be acquired by the Company.

            In consideration of Mr. Althaus’ agreement to personally guarantee payment of the loan to Balstone, the Company has agreed to: (i) fully indemnify him from any loss or expense on the guarantee; and (ii) use the first proceeds of any future equity or debt capital acquisitions to repay the Balstone loan.

Section 5 – Corporate Governance and Management

5.2

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 10, 2008, Mr. Bruce W. Minsky resigned as General Counsel and Secretary of the Company.

Section 9 – Financial Statement and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number

Description

10.16

Loan Agreement between the Company and Balstone Investments, Ltd. dated March 10, 2008.

                                 10.17                          Indemnification Letter dated March 11, 2008 between the

                                                           Company and Pinchas Althaus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION MINERALS CORP.

By:

/s/ Diego E. Roca

Diego E. Roca, Chief Financial Officer

March 12, 2008

EXHIBIT INDEX

Exhibit Number

Description

10.16

Loan Agreement between the Company and Balstone Investments, Ltd. dated March 10, 2008.

             10.17                           Indemnification Letter dated March 11, 2008 between the Company and Pinchas Althaus.